UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 23, 2020

SCULPTOR CAPITAL MANAGEMENT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33805	26-0354783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

212-790-0000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Shares	SCU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 23, 2020, Sculptor Capital Management, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its Deferred Prosecution Agreement (the “DPA”) with the U.S. Department of Justice (the “DOJ”) and the U.S. Attorney’s Office for the Eastern District of New York (the “USAO”) that extends the term of the DPA until 61 days after the entry of a final judgment by the U.S. District Court for the Eastern District of New York (the “Court”) in the matter of U.S. v. Oz Africa Management GP, LLC, Cr. No. 16-515 (NGG) (EDNY). The Amendment makes no other material changes to the DPA.

The extension is based solely on the voluntary agreement of the parties and is not premised on any non-compliance by the Company with the DPA. Because of an outstanding restitution claim against OZ Africa, sentencing in the OZ Africa matter has not occurred and, based on the current schedule, will not be completed before the scheduled conclusion of the DPA. Because the DPA contemplates that the sentencing in the OZ Africa matter would have occurred before the expiration of the DPA, the parties have executed an agreement with the purpose of extending the expiration date of the DPA.

The Amendment does not contemplate any additional term for the independent compliance monitor appointed to evaluate the Company’s compliance with its obligations under the DPA.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

Item 8.01.	Other Events.

On January 23, 2020, the USAO filed a letter with the Court on behalf of itself, the DOJ and the Company related to the Amendment. A copy of the letter is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Amendment to Deferred Prosecution Agreement, dated as of January 23, 2020, by and among Sculptor Capital Management, Inc., the U.S. Department of Justice and the U.S. Attorney’s Office for the Eastern District of New York.

99.1

Letter to the U.S. District Court for the Eastern District of New York, dated as of January 23, 2020, by and among Sculptor Capital Management, Inc., the U.S. Department of Justice and the U.S. Attorney’s Office for the Eastern District of New York.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SCULPTOR CAPITAL MANAGEMENT, INC.
(Registrant)

By:	/s/ Thomas M. Sipp
Thomas M. Sipp
Chief Financial Officer and Executive Managing Director

Date: January 23, 2020